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Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        The preliminary unaudited pro forma condensed combined balance sheet at March 31, 2004 and December 31, 2003 combines the historical consolidated balance sheets of Quotesmith.com and Life Quotes, giving effect to the acquisition as if it had been consummated on March 31, 2004 and December 31, 2003, respectively. The preliminary unaudited pro forma condensed combined income statement for the quarter ended March 31, 2004 and the year ended December 31, 2003 combines the historical consolidated income statements of Quotesmith.com and Life Quotes giving effect to the acquisition as if it had occurred on January 1, 2004 and January 1, 2003, respectively. We have adjusted the historical financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the statements of income, expected to have a continuing impact on the combined results. You should read this information in conjunction with the:

  •
  accompanying notes to the preliminary unaudited pro forma condensed combined financial statements;

  •
  our historical financial statements as of and for the quarter ended March 31, 2004 included elsewhere in this proxy statement;

  •
  our historical financial statements as of and for the year ended December 31, 2003 included elsewhere in this proxy statement;

  •
  Life Quotes' separate historical unaudited financial statements as of and for the quarter ended March 31, 2004 included elsewhere in this proxy statement; and

  •
  Life Quotes' separate historical audited financial statements as of and for the year ended December 31, 2003 included elsewhere in this proxy statement.

        The preliminary unaudited pro forma condensed combined financial statements have been prepared for informational purposes only. The preliminary unaudited pro forma condensed combined financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated. In addition, the preliminary unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company. The preliminary unaudited pro forma condensed combined financial statements do not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies or asset dispositions.

        The preliminary unaudited pro forma condensed combined financial statements have been prepared using the purchase method of accounting with Quotesmith.com treated as the acquirer. Accordingly, our cost to acquire Life Quotes has been allocated to the acquired assets and liabilities based upon their estimated fair values at the date indicated. The allocation of the purchase price is preliminary and is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the final purchase accounting adjustments may be materially different from the preliminary unaudited pro forma adjustments presented herein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	At March 31, 2004
	Historical Quotesmith.com	Historical Life Quotes	Pro Forma Acquisition Adjustments		Pro Forma Combined	Pro Forma Stock Sale Adjustments		Pro Forma
	(in thousands)
Assets
Cash equivalents	$1,165	$149	$(149)	(a)	$1,165	$—		$1,165
Fixed maturity investments	5,633	—	(5,633)	(b)	—	6,500	(l)	6,500
Commission receivable	1,177	490	1,478	(c)	3,145	—		3,145
Other current assets	655	—	(200)	(d)	455	—		455

Total current assets	8,630	639	(4,504)		4,765	6,500		11,265

Fixed maturity investments	7,946	—	(6,233)	(e)	1,723	—		1,723
Land	—	—	830	(f)	830	—		830
Building	—	—	4,670	(f)	4,670	—		4,670
Furniture, equipment and computer software	272	215	—		487	—		487
Intangible assets	318	—	3,700	(g)	4,018	—		4,018
Goodwill	—	—	7,173	h	7,173	—		7,173

Total Assets	$17,166	$854	$5,646		$23,666	$6,500		$30,166

Liabilities and stockholders' equity
Accounts payable and accrued liabilities	$928	$120	$(120)	(i)	$928	$—		$928
Note payable	—	—	6,500	(j)	6,500	(6,500)	(m)	—

Total liabilities	928	120	6,380		7,428	$(6,500)		928
Stockholders' equity:
Common stock	22	—	—		22	7	(n)	29
Additional paid-in capital	64,076	—	—		64,076	12,993	(n)	77,069
Retained earnings (deficit)	(44,089)	734	(734)	(k)	(44,089)	—		(44,089)
Treasury stock	(3,794)	—	—		(3,794)	—		(3,794)
Accumulated other comprehensive income	23	—	—		23	—		23

Total stockholders' equity	16,238	734	(734)		16,238	13,000		29,238

Total liabilities and stockholders' equity	$17,166	$854	$5,646		$23,666	$6,500		$30,166

See accompanying notes.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

	Three Months Ended March 31, 2004
	Historical Quotesmith.com	Historical Life Quotes	Pro Forma Acquisition Adjustments		Pro Forma Combined	Pro Forma Stock Sale Adjustments		Pro Forma
	(in thousands, except per share data)
Revenues:
Commissions and fees	$2,450	$3,045	$(75)	(o)	$5,420	$—		$5,420
Other	2	—	—		2			2

Revenue	2,452	3,045	(75)		5,422	—		5,422
Expenses:
Selling and marketing	1,360	1,107	—		2,467			2,467
Operations	897	1,156	107	(p)	2,160			2,160
General and administrative	901	—	—		901	—		901

Total expenses	3,158	2,263	107		5,528	—		5,528

Operating income (loss)	(706)	782	(182)		(106)	—		(106)
Interest income (expense), net	86	—	(133)	(q)	(47)	103	(r)	56

Net income (loss)	$(620)	$782	$(315)		$(153)	$103		$(50)

Net loss per common share, basic and diluted	$(0.12)	—	—		$(0.03)	—		$(0.01)
Weighted average common shares and equivalents outstanding, basic and diluted	4,958,232	—	—		4,958,232	2,363,636	(s)	7,321,868

See accompanying notes.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

Note 1—Basis of Pro Forma Presentation

        On March 1, 2004 we entered into an asset purchase agreement with Life Quotes and a real estate purchase agreement with an affiliate of the sole stockholder of Life Quotes. Under the terms of the asset purchase agreement, we agreed to acquire substantially all of the assets of Life Quotes, and assume certain specified liabilities, for a payment of $13,356,000, after adjustments, plus acquisition expenses of $200,000. Under the terms of the real estate purchase agreement, we agreed to acquire the real property previously used by Life Quotes for a payment of $5,000,000, subject to customary prorations at closing. The acquisition of the assets and the real estate was completed on May 7, 2004 using internal funds and borrowing $6,500,000 from Zions under a loan agreement.

        We also entered into a stock purchase agreement with Zions on March 1, 2004. Under the terms of the stock purchase agreement, we have agreed to issue 2,363,636 shares of our common stock to Zions for $13,000,000 in gross proceeds. We will use the proceeds of the stock issuance to Zions to repay the loan and to replace a portion of the internal funds used for the acquisition.

        The preliminary unaudited pro forma condensed combined balance sheet as of March 31, 2004 reflects the acquisition and the sale of common stock as if they occurred on March 31, 2004. The preliminary unaudited pro forma condensed combined income statement for the three months ended March 31, 2004 reflects the acquisition, including acquisition expenses, and the sale of common stock as if they occurred on January 1, 2004.

        The purchase price, including acquisition expenses, has been allocated as follows based upon purchase accounting adjustments as of March 31, 2004 (in thousands):

Land and building(1)	$5,500
Accounts receivable(2)	1,968
Other tangible assets	215
Intangible assets(3)	3,700
Goodwill	7,173

Allocated purchase price	$18,556

(1)
Represents adjustments for fair value.

(2)
Represents adjustments to conform Life Quotes' accounting policy to ours (see Note 2).

(3)
Represents identified finite life intangible assets, primarily customer-related insurance intangibles and a non-compete contract (see Note 3).

        The above allocation of the purchase price is slightly different than the allocation shown in the notes to the preliminary unaudited pro forma condensed combined financial statements as of December 31, 2003, as the valuation of accounts receivable would have changed due to additional revenue and collections between December 31, 2003 and March 31, 2004, and the valuation of tangible assets changed due to a reduction in their fair value between December 31, 2003 and March 31, 2004.

        The preliminary unaudited pro forma condensed combined financial statements presented herein are not necessarily indicative of the results of operations or the combined financial position that would have resulted had the acquisition been completed at the dates indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company.

        The preliminary unaudited pro forma condensed combined financial statements have been prepared assuming that the acquisition is accounted for under the purchase method of accounting

(purchase accounting) with Quotesmith.com as the acquiring entity. Accordingly, under purchase accounting, the assets and liabilities of Life Quotes are adjusted to their fair value. For purposes of these preliminary unaudited pro forma condensed combined financial statements, consideration has also been given to the impact of conforming Life Quotes' accounting policies to ours. Additionally, certain amounts in the historical consolidated financial statements of Life Quotes have been reclassified to conform to our financial statement presentation. The preliminary unaudited pro forma condensed combined financial statements do not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies or asset dispositions.

        The preliminary unaudited pro forma adjustments represent management's estimates based on information available at this time. Actual adjustments to the combined balance sheet and income statements will differ, perhaps materially, from those reflected in these preliminary unaudited pro forma condensed combined financial statements because the assets and liabilities of Life Quotes will be recorded at their respective fair values on the date the acquisition is consummated, and the preliminary assumptions used to estimate these fair values may change between now and the completion of the accounting for the acquisition. Estimated fair value adjustments to certain balance sheet amounts are preliminary and may change as a result of additional analysis. The final purchase accounting adjustments may be materially different from the preliminary unaudited pro forma adjustments presented herein.

        The preliminary unaudited pro forma adjustments included herein are subject to other updates as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the acquisition is consummated and after completion of a thorough analysis to determine the fair values of Life Quotes' tangible and identifiable intangible assets and liabilities. Accordingly, the final purchase accounting adjustments, including conforming of Life Quotes' accounting policies to ours, could be materially different from the preliminary unaudited pro forma adjustments presented herein. Any increase or decrease in the fair value of Life Quotes' assets, liabilities, commitments, contracts and other items as compared to the information shown herein will change the purchase price allocable to goodwill and may impact the combined income statements.

Note 2—Pro Forma Adjustments

        The pro forma adjustments related to the preliminary unaudited pro forma condensed combined balance sheet as of March 31, 2004 assume the acquisition and the sale of common stock took place on March 31, 2004. The pro forma adjustments to the preliminary unaudited pro forma condensed combined income statement for the three months ended March 31, 2004 assumes the acquisition and the sale of common stock took place on January 1, 2004.

        The following pro forma adjustments result from the allocation of the purchase price for the acquisition based on the fair value of the assets, liabilities and commitments acquired from Life Quotes and to conform Life Quotes' accounting policies to ours. The amounts and descriptions related to the preliminary adjustments are as follows:

		Increase (Decrease) As of March 31, 2004
		(in thousands)
Unaudited pro forma condensed combined balance sheet
a)	Elimination of Life Quotes asset not acquired	$(149)
b)	Invested assets used to complete the acquisition	(5,633)
c)	Adjustment to conform the accounting policy for receivable and revenue recognition (see below)	1,478
d)	Transfer acquisition costs to assets acquired	(200)
e)	Invested assets used to complete the acquisition	(6,233)
f)	Acquisition of land and building at fair value	5,500
g)	Record the identifiable intangible assets related to the acquisition—See Note 3	3,700
h)	Record the goodwill associated with the acquisition	7,173
i)	Eliminate Life Quotes liabilities not assumed	(120)
j)	Borrowing from Zions to complete the acquisition	6,500
k)	Eliminate Life Quotes retained earnings not acquired	(734)
l)	Invest proceeds of stock sale in excess of debt repayment	6,500
m)	Repay note payable with proceeds of stock sale	(6,500)
n)	Record issuance of common stock to Zions	13,000
		Increase (Decrease) Three months Ended March 31, 2004
		(in thousands)
Unaudited pro forma condensed combined income statement
o)	Adjustment to conform the accounting policy for receivable and revenue recognition	$(75)
p)	Adjustments to record depreciation and amortization of acquired assets, and to eliminate rent expense	107
q)	Adjustment to recognized reduction in investment income for invested assets used to complete the acquisition ($68) and interest expense on the note payable ($65)	(133)
r)	Adjustment to reflect additional interest income earned on the investment of proceeds from the stock sale in excess of the debt repayment ($38) and reduction of interest expense on the note payable ($65)	103
s)	Record the sale of additional shares to Zions	2,363,636 shares

        Regarding adjustment (c), above, our revenue recognition policy is to recognize annual first year commissions for term life business as revenues when the policy has been approved by the underwriter and an initial premium payment (which may be annual, semi-annual, quarterly or monthly) has been made by the customer and reported to us by the insurance carrier. An allowance, based on historical factors, is provided for estimated commissions that will not be received due to the nonpayment of installment premiums and premium refunds. Life Quotes' policy is to recognize annual first year commissions for term life business as revenues when notified by the insurance company that the commissions have been earned, meaning that the policyholder has paid the premium. Any subsequent premium refunds that resulted in commissions being returned to the insurance carriers would be recognized in the period in which the refund occurred. The difference in these two policies accounts for the adjustment of $1,478,000 noted above, which amounts to commissions due on first year term life policies that are in force but have remaining unpaid installments.

        We intend to replace the quoting and order entry software now used by Life Quotes with the Quotesmith.com online order and case management software. The costs of this replacement have not yet been quantified, but are not expected to have a significant effect on the financial statements for 2004 since our software is proprietary, meaning that we can increase the number of users without an increase in any license fees, and Life Quotes already has most of the hardware necessary to run these systems. Therefore, no effect has been provided for these costs in the pro forma financial statements.

Note 3—Identified Intangible Assets

        A summary of the significant identifiable intangible assets and their respective estimated useful lives is as follows:

	Intangible Asset Balance	Estimated Useful Life	Amortization Method
	(in thousands)
Insurance contract renewals	$3,500	10 years	Accelerated	(a)
Non-compete agreement	200	6 years	Straight line

Total	$3,700

(a)
The fair value of insurance contract renewals was estimated based on the actual policies in force as of March 31, 2004, and the renewal commission rates paid by each insurance carrier. These commissions were estimated to have a maximum useful life of ten years, based on the terms of the contracts with the insurance carriers, and an annual lapse rate was applied to the expected renewals for each carrier based on historical trends. Finally, the estimated annual commission payment streams calculated by applying the lapse rates to the expected commissions were discounted at a rate of 4%, which was felt to be an appropriate rate to allow for both interest expense and risk, to determine a present value of $3.5 million. Amortization will be on an accelerated basis, as renewal commissions will decline each year due to lapses. The ultimate realization of the value of the contract renewals is dependant on a number of factors, including actual lapse ratios, which can be affected by factors not under our control, such as death rates and the pricing level of insurance policies that could be purchased to replace the policies in the renewal stream. As a result, the actual amount realized from the contract renewals acquired may differ significantly from the amount recorded in the pro forma financial statements, causing impairment.

Note 4—Earnings Per Share

        The pro forma earnings per common share data has been computed based on the combined historical income of Life Quotes and Quotesmith.com and the impact of pro forma adjustments. Weighted average shares were calculated using our historical weighted average common shares outstanding and the number of shares to be issued to Zions.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	At December 31, 2003
	Historical Quotesmith.com	Historical Life Quotes	Pro Forma Acquisition Adjustments		Pro Forma Combined	Pro Forma Stock Sale Adjustments		Pro Forma
	(in thousands)
Assets
Cash equivalents	$677	$(61)	$61	(a)	$677	$—		$677
Fixed maturity investments	4,204	—	(4,204)	(b)	—	6,500	(l)	6,500
Commission receivable	1,062	462	1,581	(c)	3,105	—		3,105
Other current assets	424	86	(86)	(d)	424	—		424

Total current assets	6,367	487	(2,648)		4,206	6,500		10,706

Fixed maturity investments	10,346	—	(7,852)	(e)	2,494	—		2,494
Land	—	—	830	(f)	830	—		830
Building	—	—	4,670	(f)	4,670	—		4,670
Furniture, equipment and computer software	375	223	—		598	—		598
Intangible assets	438	—	3,700	(g)	4,138	—		4,138
Goodwill	—	—	7,090	(h)	7,090	—		7,090

Total Assets	$17,526	$710	$5,790		$24,026	$6,500		$30,526

Liabilities and stockholders' equity
Accounts payable and accrued liabilities	$760	$89	$(89)	(i)	$760	$—		$760
Note payable	—	—	6,500	(j)	6,500	(6,500)	(m)	—

Total liabilities	760	89	6,411		7,260	(6,500)		760
Stockholders' equity:
Common stock	22	—	—		22	7	(n)	29
Additional paid-in capital	64,076	—	—		64,076	12,993	(n)	77,069
Retained earnings (deficit)	(43,469)	621	(621)	(k)	(43,469)	—		(43,469)
Treasury stock	(3,794)	—	—		(3,794)	—		(3,794)
Accumulated other comprehensive income	(69)	—	—		(69)	—		(69)

Total stockholders' equity	16,766	621	(621)		16,766	13,000		29,766

Total liabilities and stockholders' equity	$17,526	$710	$5,790		$24,026	$6,500		$30,526

See accompanying notes.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

	Year Ended December 31, 2003
	Historical Quotesmith.com	Historical Life Quotes	Pro Forma Acquisition Adjustments		Pro Forma Combined	Pro Forma Stock Sale Adjustments		Pro Forma
	(in thousands, except per share data)
Revenues:
Commissions and fees	$9,718	$10,369	$177	(o)	$20,264	$—		$20,264
Other	19	38	—		57			57

Revenue	9,737	10,407	177		20,321	—		20,321
Expenses:
Selling and marketing	4,735	3,557	—		8,292	—		8,292
Operations	3,395	4,087	—		7,482	—		7,482
General and administrative	3,349	1,643	188	(p)	5,180	—		5,180

Total expenses	11,479	9,287	188		20,954	—		20,954

Operating income (loss)	(1,742)	1,120	(11)		(633)	—		(633)
Interest income (expense), net	368	—	(569)	(q)	(201)	426	(r)	225
Realized gains on sale of securities	93	—	—		93	—		93

Net income (loss)	$(1,281)	$1,120	$(580)		$(741)	$426		$(315)

Net loss per common share, basic and diluted	$(0.26)	—	—		$(0.15)	—		$(0.04)
Weighted average common shares and equivalents outstanding, basic and diluted	4,917,314	—	—		4,917,314	2,363,636	(s)	7,280,950

See accompanying notes.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

Note 1—Basis of Pro Forma Presentation

        On March 1, 2004 we entered into an asset purchase agreement with Life Quotes and a real property purchase agreement with an affiliate of the sole stockholder of Life Quotes (each dated as of January 31, 2004). Under the terms of the asset purchase agreement, we agreed to acquire substantially all of the assets of Life Quotes, and assume certain specified liabilities, for a payment of $13,356,000, after adjustments, plus acquisition expenses of $200,000. Under the terms of the real property purchase agreement, we agreed to acquire the real property previously used by Life Quotes for a payment of $5,000,000, subject to customary prorations at closing. The acquisition of the assets and the building was completed on May 7, 2004 by using internal funds and by borrowing $6,500,000 from Zions under a loan agreement.

        We also entered into a stock purchase agreement with Zions on March 1, 2004. Under the terms of the stock purchase agreement, we have agreed to issue 2,363,636 shares of our common stock to Zions for $13,000,000 in gross proceeds. We will use the proceeds of the stock issuance to Zions to repay the loan and to replace a portion of the internal funds used for the acquisition.

        The preliminary unaudited pro forma condensed combined balance sheet as of December 31, 2003 reflects the acquisition and the sale of common stock as if they occurred on December 31, 2003. The preliminary unaudited pro forma condensed combined income statement for the year ended December 31, 2003 reflects the acquisition, including acquisition expenses, and the sale of common stock as if they occurred on January 1, 2003.

        The purchase price, including acquisition expenses, has been allocated as follows based upon purchase accounting adjustments as of December 31, 2003 (in thousands):

Land and building(1)	$5,500
Accounts receivable(2)	2,042
Other tangible assets	224
Intangible assets(3)	3,700
Goodwill	7,090

Allocated purchase price	$18,556

(1)
Represents adjustments for fair value.

(2)
Represents adjustments to conform Life Quotes' accounting policy to ours (see Note 2).

(3)
Represents identified finite life intangible assets, primarily customer-related insurance intangibles and a non-compete contract (see Note 3).

        The above allocation of the purchase price is slightly different than the allocation shown in the notes to the preliminary unaudited pro forma condensed combined financial statements as of March 31, 2004, as the valuation of accounts receivable would have changed due to additional revenue and collections between December 31, 2003 and March 31, 2004, and the valuation of tangible assets changed due to a reduction in their fair value between December 31, 2003 and March 31, 2004.

        The preliminary unaudited pro forma condensed combined financial statements presented herein are not necessarily indicative of the results of operations or the combined financial position that would have resulted had the acquisition been completed at the dates indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company.

        The preliminary unaudited pro forma condensed combined financial statements have been prepared assuming that the acquisition is accounted for under the purchase method of accounting (purchase accounting) with Quotesmith.com as the acquiring entity. Accordingly, under purchase accounting, the assets and liabilities of Life Quotes are adjusted to their fair value. For purposes of these preliminary unaudited pro forma condensed combined financial statements, consideration has also been given to the impact of conforming Life Quotes' accounting policies to ours. Additionally, certain amounts in the historical consolidated financial statements of Life Quotes have been reclassified to conform to our financial statement presentation. The preliminary unaudited pro forma condensed combined financial statements do not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies or asset dispositions.

        The preliminary unaudited pro forma adjustments represent management's estimates based on information available at this time. Actual adjustments to the combined balance sheet and income statements will differ, perhaps materially, from those reflected in these preliminary unaudited pro forma condensed combined financial statements because the assets and liabilities of Life Quotes will be recorded at their respective fair values on the date the acquisition is consummated, and the preliminary assumptions used to estimate these fair values may change between now and the completion of the accounting for the acquisition. Estimated fair value adjustments to certain balance sheet amounts are preliminary and may change as a result of additional analysis. The final purchase accounting adjustments may be materially different from the preliminary unaudited pro forma adjustments presented herein.

        The preliminary unaudited pro forma adjustments included herein are subject to other updates as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the acquisition is consummated and after completion of a thorough analysis to determine the fair values of Life Quotes' tangible and identifiable intangible assets and liabilities. Accordingly, the final purchase accounting adjustments, including conforming of Life Quotes' accounting policies to ours, could be materially different from the preliminary unaudited pro forma adjustments presented herein. Any increase or decrease in the fair value of Life Quotes' assets, liabilities, commitments, contracts and other items as compared to the information shown herein will change the purchase price allocable to goodwill and may impact the combined income statements.

Note 2—Pro Forma Adjustments

        The pro forma adjustments related to the preliminary unaudited pro forma condensed combined balance sheet as of December 31, 2003 assume the acquisition and the sale of common stock took place on December 31, 2003. The pro forma adjustments to the preliminary unaudited pro forma condensed combined income statement for the year ended December 31, 2003 assumes the acquisition and the sale of common stock took place on January 1, 2003.

        The following pro forma adjustments result from the allocation of the purchase price for the acquisition based on the fair value of the assets, liabilities and commitments acquired from Life Quotes and to conform Life Quotes' accounting policies to ours. The amounts and descriptions related to the preliminary adjustments are as follows:

		Increase (Decrease) As of December 31, 2003
		(in thousands)
Unaudited pro forma condensed combined balance sheet
a)	Elimination of Life Quotes asset not acquired	$61
b)	Invested assets used to complete the acquisition	(4,204)
c)	Adjustment to conform the accounting policy for receivable and revenue recognition	1,581
d)	Elimination of Life Quotes asset not acquired	(86)
e)	Invested assets to be used to complete the acquisition	(7,852)
f)	Acquisition of land and building at fair value	5,500
g)	Record the identifiable intangible assets related to this acquisition—See Note 3	3,700
h)	Record the goodwill associated with the acquisition	7,090
i)	Eliminate Life Quotes liabilities not assumed	(89)
j)	Borrowing from Zions to complete the acquisition	6,500
k)	Eliminate Life Quotes retained earnings	(621)
l)	Invest proceeds of stock sale in excess of debt repayment	6,500
m)	Repay note payable with proceeds of stock sale	(6,500)
n)	Sale of common stock to Zions	13,000
		Increase (Decrease) Year Ended December 31, 2003
		(in thousands)
Unaudited pro forma condensed combined income statement
o)	Adjustment to conform the accounting policy for receivable and revenue recognition	$177
p)	Adjustments to record depreciation and amortization of acquired assets, and to eliminate rent expense	188
q)	Adjustment to recognized reduction in investment income for invested assets used to complete the acquisition ($309) and interest expense on note payable ($260)	569
r)	Adjustment to reflect additional interest income earned on the investment of proceeds from the stock sale in excess of debt repayment ($166) and reduction of interest expense on the note payable ($260)	426
s)	Record the sale of additional shares to Zions	2,363,636 shares

        Regarding adjustment (c) above, our revenue recognition policy is to recognize annual first year commissions for term life business as revenues when the policy has been approved by the underwriter and an initial premium payment (which may be annual, semi-annual, quarterly or monthly) has been made by the customer and reported to us by the insurance carrier. An allowance, based on historical factors, is provided for estimated commissions that will not be received due to the nonpayment of installment premiums and premium refunds. Life Quotes' policy is to recognize annual first year commissions for term life business as revenues when notified by the insurance company that the commissions have been earned, meaning that the policyholder has paid the premium. Any subsequent premium refunds that resulted in commissions being returned to the insurance carriers would be recognized in the period in which the refund occurred. The difference in these two policies accounts for the adjustment of $1,581,000 noted above, which is equal to the commissions due on first year term life policies that are in force but have remaining unpaid installments.

        We intend to replace the quoting and order entry software now used by Life Quotes with the Quotesmith.com online order and case management software. The costs of this replacement have not yet been quantified, but are not expected to have a significant effect on the financial statements for 2004 since our software is proprietary, meaning that we can increase the number of users without an increase in any license fees, and Life Quotes already has most of the hardware necessary to run these systems. Therefore, no effect has been provided for these costs in the pro forma financial statements.

Note 3—Identified Intangible Assets

        A summary of the significant identifiable intangible assets and their respective estimated useful lives is as follows:

	Intangible Asset Balance	Estimated Useful Life	Amortization Method
	(in thousands)
Insurance contract renewals	$3,500	10 years	Accelerated(a)
Non-compete agreement	200	6 years	Straight line

Total	$3,700

(a)
The fair value of insurance contract renewals was estimated based on the actual policies in force as of January 31, 2004 and the renewal commission rates paid by each insurance carrier. These commissions were estimated to have a maximum useful life of ten years, based on the terms of the contracts with the insurance carriers, and an annual lapse rate was applied to the expected renewals for each carrier based on historical trends. Finally, the estimated annual commission payment streams calculated by applying the lapse rates to the expected commissions were discounted at a rate of 4%, which management felt to be an appropriate rate to allow for both interest expense and risk, to arrive at a present value of $3.5 million. Amortization will be on an accelerated basis, as renewal commissions will decline each year due to lapses. The ultimate realization of the value of the contract renewals is dependant on a number of factors, including actual lapse ratios, which can be affected by factors not under our control, such as death rates and the pricing level of insurance policies that could be purchased to replace the policies in the renewal stream. As a result, the actual amount realized from the contract renewals acquired may differ significantly from the amount recorded in the pro forma financial statements, causing impairment.

Note 4—Earnings Per Share

        The pro forma earnings per common share data has been computed based on the combined historical income of Life Quotes and Quotesmith.com and the impact of pro forma adjustments. Weighted average shares were calculated using our historical weighted average common shares outstanding and the shares to be issued to Zions.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS